SECURITIES AND EXCHANGE COMMISSION
	WASHINGTON, D.C.  20549


	FORM 8-K


	CURRENT REPORT

	Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 13, 2009

            TRANSTECH INDUSTRIES, INC.
(Exact name of registrant as specified in charter)


   Delaware                0-6512                22-1777533
(State or other          (Commission          (IRS. Employer
jurisdiction of          File Number)         Identification No.)
incorporation)

  200 Centennial Ave., Piscataway, N.J.                 08854
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code (732)564-3122

(Former name or former address, if changed
since last report.)                                Not applicable


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act.

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

						Page 1 of 4 pages

Item 8.01.  OTHER EVENTS.

Press Release.

	The following is the text of the press release dated November 13, 2009 reporting Transtech Industries, Inc.'s results of operations for the quarter ended September 30, 2009.

TRANSTECH INDUSTRIES, INC. REPORTS RESULTS
FOR THE QUARTER ENDED SEPTEMBER 30, 2009

	PISCATAWAY, N.J., November 13, 2009 - Robert V. Silva, President and Chief Executive Officer of Transtech Industries, Inc. (OTC BULLETIN BOARD:TRTI) announced the results of operations for the three and nine month periods ended September 30, 2009. The Company's subsidiaries perform environmental services and generate electricity utilizing methane gas as fuel.

	Revenues for the electricity generation segment for the three and nine month periods ended September 30, 2009 were $108,000 and $313,000, respectively, versus $201,000 and $573,000 reported for the those periods in 2008. The decrease in revenue reflects the decline in the price received per kilowatt generated as the kilowatt output was comparable for the periods. Gross revenues of the environmental services segment for the three and nine month periods ended September 30, 2009 were $178,000 and $509,000, respectively, versus $186,000 and $623,000 reported for the those periods last year. The environmental services performed in the periods were conducted on sites owned or leased by members of the consolidated group and therefore eliminated in the calculation of net revenues.

	The cost of operations for the three and nine month periods ended September 30, 2009 were $588,000 and $1,797,000, respectively, versus $644,000 and $2,060,000 reported for the periods in 2008. The net decrease in costs was primarily due to a decrease in professional fees and general operating expenses.

	Other income for the three and nine month periods ended September 30, 2009 was $197,000 and $652,000, respectively, versus $220,000 and $479,000 reported for the periods in 2008.

	Income tax benefit recognized for the three and nine month periods ended September 30, 2009 was $162,000 versus $86,000 and $261,000 reported for the periods in 2008, respectively.

	Net loss for the three and nine month periods ended September 30, 2009 was $121,000, or $.04 per share, and $670,000, or $.22 per share, respectively. Net loss reported for the three and nine month periods in 2008 was $137,000, or $.05 per share, and $747,000, or $.25 per share, respectively.

	The Company and certain subsidiaries previously participated in the waste recovery and waste management industries. The Company continues to incur administrative and legal expenses on matters related to its past participation in those industries. In addition, the Company may incur significant remediation and post-closure costs related to sites of past operations in excess of amounts accrued for such costs.

	Presented below are the unaudited consolidated balance sheet of the Company as of September 30, 2009 and comparative consolidated statements of operations for the three and nine month periods ended September 30, 2009 and 2008.


     TRANSTECH INDUSTRIES, INC.
AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
As of September 30, 2009
(Unaudited, in $000's)

Assets
  Cash and cash equivalents                              $   664
  Marketable securities                                    1,700
  Restricted escrow accounts                               1,063
  Other current assets                                       618
     Total current assets                                  4,045
  Restricted escrow accounts                               5,581
  Other assets                                             1,999
     Total assets                                        $11,625

Liabilities and Stockholders' Equity
  Total current liabilities                              $ 1,872
  Income taxes payable                                       456
  Accrued post-closure costs                               6,876
  Other liabilities                                           51
  Stockholders' equity                                     2,370
     Total Liabilities and Stockholders' Equity          $11,625

CONSOLIDATED STATEMENTS OF OPERATIONS
(In $000's, except per share data)

                                           For the Three Months
                                            Ended September 30,
                                           2009            2008
  Gross Revenues                          $ 286           $ 387
  Less: Eliminations                       (178)           (186)
  Net Revenues                              108             201
  Cost of Operations                       (588)           (644)
  Other Income                              197             220
  Income Tax Benefit                        162              86
  Net Loss                                $(121)          $(137)
  Loss per common share:
    Net Income Loss                       $(.04)          $(.05)
  Number of shares used in
    calculation                       2,979,190       2,979,190

                                           For the Nine Months
                                            Ended September 30,
                                           2009            2008
  Gross Revenues                        $  822          $1,196
  Less: Eliminations                       (509)           (623)
  Net Revenues                              313             573
  Cost of Operations                     (1,797)         (2,060)
  Other Income                              652             479
  Income Tax Benefit                        162             261
  Net Loss                               $ (670)         $ (747)
  Loss per common share:
    Net Loss                             $ (.22)         $ (.25)
  Number of shares used in
    calculation                       2,979,190       2,979,190

	This news release may contain forward-looking statements as defined by federal securities laws, that are based on current expectations and involve a number of known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this press release. Such risks and uncertainties include among others, the following: general economic and business conditions; the ability of the Company to implement its business strategy; the Company's ability to successfully identify new business opportunities; changes in the industry; competition; the effect of regulatory and legal proceedings. The forward-looking statements contained in this news release speak only as of the date of release; and the Company does not undertake to revise those forward-looking statements to reflect events after the date of this release.



	SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


	TRANSTECH INDUSTRIES, INC.
	(Registrant)

	By: /s/ Andrew J. Mayer, Jr.
	   Andrew J. Mayer, Jr., Vice
	   President-Finance, Chief
	   Financial Officer and
	   Secretary

Dated:  November 13, 2009